DISTRIBUTION FEE AGREEMENT

FOR

PENNSYLVANIA MUTUAL FUND

(R CLASS)

     The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the R Class of Pennsylvania Mutual Fund, a series of the Trust (the “R Class”), a fee, payable monthly, equal to .50% per annum of the R Class’ average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of September, 2006.

THE ROYCE FUND

john D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE PREMIER FUND

(R CLASS)

     The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the R Class of Royce Premier Fund, a series of the Trust (the “R Class”), a fee, payable monthly, equal to .50% per annum of the R Class’ average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of September, 2006.

THE ROYCE FUND

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE LOW-PRICED STOCK FUND

(R CLASS)

     The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the R Class of Royce Low-Priced Stock Fund, a series of the Trust (the “R Class”), a fee, payable monthly, equal to .50% per annum of the R Class’ average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the ___ day of September, 2006.

THE ROYCE FUND

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE TOTAL RETURN FUND

(R CLASS)

     The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the R Class of Royce Total Return Fund, a series of the Trust (the “R Class”), a fee, payable monthly, equal to .50% per annum of the R Class’ average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the __ day of September, 2006.

THE ROYCE FUND

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich
President

DISTRIBUTION FEE AGREEMENT

FOR

ROYCE OPPORTUNITY FUND

(R CLASS)

     The Royce Fund, a Delaware business trust (the “Trust”), and Royce Fund Services, Inc., a New York corporation (“RFS”), hereby agree that as compensation for RFS’ services and for the expenses payable by RFS under the Distribution Agreement made October 1, 2001 by and between the parties hereto, RFS shall receive, for and from the assets of the R Class of Royce Opportunity Fund, a series of the Trust (the “R Class”), a fee, payable monthly, equal to .50% per annum of the R Class’ average net assets.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the ___ day of September, 2006.

THE ROYCE FUND

John D. Diederich
Vice President

ROYCE FUND SERVICES, INC.

John D. Diederich
President